Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 299,000,000.00
Previously Paid Amount	124,741.97
Total Fee Amount	41,291.90
Total Offset Amount	41,291.90
Net Fee	$ 0.00